UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2015

FIRSTMERIT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-11267	34-1339938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308
(Address of Principal Executive Offices)	(Zip Code)

(330) 996-6300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On April 15, 2015, FirstMerit Corporation (the “Corporation”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”) for the purposes of: (i) electing fifteen directors for a term expiring at the 2016 Annual Meeting of Shareholders; (ii) ratifying the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and (iii) approving, on an advisory basis, the compensation of the Corporation’s named executive officers; (iv) approving amendments to Article III, Section 2 of the Corporation’s Second Amended and Restated Code of Regulations, as amended; and (v) considering a shareholder proposal to limit certain accelerated executive compensation. As of the close of business on February 20, 2015, the record date for the Annual Meeting, 165,385,707 Common Shares were outstanding and entitled to vote. At the Annual Meeting, 148,296,945, or approximately 89.7%, of the outstanding Common Shares entitled to vote were represented in person or by proxy.
The results of the voting at the Annual Meeting are as follows:

1.     The fifteen nominees for director were elected to serve a one-year term ending at the 2016 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Lizabeth A. Ardisana	128,448,231	1,671,544	18,177,170
Steven H. Baer	128,291,260	1,828,515	18,177,170
Karen S. Belden	128,510,048	1,609,727	18,177,170
R. Cary Blair	127,801,187	2,318,588	18,177,170
John C. Blickle	127,810,803	2,308,972	18,177,170
Robert W. Briggs	128,521,188	1,598,587	18,177,170
Richard Colella	128,515,298	1,604,477	18,177,170
Robert S. Cubbin	128,132,835	1,986,940	18,177,170
Gina D. France	120,791,343	9,328,432	18,177,170
Paul G. Greig	122,694,377	7,425,398	18,177,170
Terry L. Haines	127,824,984	2,294,791	18,177,170
J. Michael Hochschwender	128,426,734	1,693,041	18,177,170
Clifford J. Isroff	127,718,403	2,401,372	18,177,170
Philip A. Lloyd II	128,553,700	1,566,075	18,177,170
Russ M. Strobel	129,169,165	950,610	18,177,170

2.     The selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2015 was ratified:

Votes For	Votes Against	Abstentions
146,208,523	1,808,141	280,281

3.     By the following vote, the shareholders did approve the advisory vote on named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,152,576	8,689,128	1,278,071	18,177,170

4.     By the following vote, the shareholders did approve the amendments to Article III, Section 2 of the Corporation’s Second Amended and Restated Code of Regulations, as amended:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,304,075	17,603,459	2,389,411	0

 5.     By the following vote, the shareholders did approve the amendments to Article III, Section 2 of the Corporation’s Second Amended and Restated Code of Regulations, as amended:

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,596,527	52,822,133	701,115	18,177,170

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTMERIT CORPORATION
(Registrant)

By: /s/ Carlton E. Langer
Carlton E. Langer
Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: April 15, 2015